SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2004
                                                          --------------

                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)


           Maryland                    1-14788                  94-6181186
----------------------         ------------------------   ----------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)              Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------


                                      N/A
                                    --------
         (Former name or former address, if changed since last report):


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      99.1  Press Release, dated July 21, 2004.



Item 9.  Regulation FD Disclosure.

      On July 21, 2004, Capital Trust, Inc. issued a press release announcing that it had closed two related transactions on July 20, 2004:

      o the purchase from GMAC Commercial Mortgage Corporation of 40 floating rate B Notes and one mezzanine loan totaling $251.2 million; and

      o the private placement of $320.8 million of floating rate non-recourse collateralized debt obligations and $3.2 million of preferred shares by its consolidated wholly owned subsidiary, Capital Trust RE CDO 2004-1.

      The press release is furnished herewith as Exhibit 99.1. The information in Item 9 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of the section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CAPITAL TRUST, INC.


                               By: /s/ Brian H. Oswald
                                  --------------------
                                  Name: Brian H. Oswald
                                  Title:  Chief Financial Officer




Date: July 21, 2004

                                  Exhibit Index



       Exhibit Number  Description
       --------------  -----------
      99.1             Press Release, dated July 21, 2004.